Q3 2021 Next Generation Immunotherapies. Overcoming Cancer.  Exhibit 99.2

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. F-star undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. In some cases, you can identify forward-looking statements by terminology such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, those provided in F-star’s reports to the SEC. Risks and uncertainties related to F-star that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to F-star’s status as a clinical stage immuno-oncology company and its need for substantial additional funding in order to complete the development and commercialization of its product candidates, that F-star may experience delays in completing, or ultimately be unable to complete, the development and commercialization of its product candidates, that F-star’s clinical trials may fail to adequately demonstrate the safety and efficacy of its product candidates, that preclinical drug development is uncertain, and some of F-star’s product candidates may never advance to clinical trials, that results of preclinical studies and early stage clinical trials may not be predictive of the results of later stage clinical trials, that F-star relies on patents and other intellectual property rights to protect its product candidates, and the enforcement, defense and maintenance of such rights may be challenging and costly, and that F-star faces significant competition in its drug discovery and development efforts. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in F-star’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this communication are based on information available to F-star as of the date of this communication. F-star does not assume any obligation to update such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Cautionary Note Regarding Forward-Looking Statements

F-star at a Glance

Developing next generation immunotherapies to transform the lives of patients with cancer

Working on today's 'hot' IO targets, LAG-3 & CD137 (4-1BB), with differentiated tetravalent bispecifics


2 natural binding sites
FcγR null
2 new Fc antigen binding (Fcab) sites

mAb² Bispecific: Fully human *and* Tetravalent

- Natural human format for better manufacturing and safety
- "Plug & Play" versatility for rapid drug discovery
- Rational drug design: Four binding sites with tuneable affinity
- Enhanced biological potency over other bispecific approaches

Validating Partnerships

MERCK
DENALI THERAPEUTICS
MSD
AstraZeneca

Strong Patent Protection

Over 280 granted patents*
Only company able to leverage the potency of Fc antigen binding

*plus a further 180+ pending applications

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Successful, experienced team with 20 approved drugs F-star’s Potential to Deliver Investor Value Cash runway through multiple clinical milestones Key Financial Highlights* $81.6M Cash 20.6M Common Shares Outstanding *as of 30th June 2021 Four 2nd generation IO therapeutics in the clinic Funded by top-tier, biotech investors

Experienced Management Team Medical oncologist with 25+ years' experience in clinical research in Europe and US Experience in registrational studies, registration strategy and drug approval  Louis Kayitalire  CMO, MD 25+ years leading financial operations in public and private companies Proven track record in finance strategy, capital raising, M&A and strategic partnerships Darlene Deptula-Hicks CFO, MBA Three decades experience in the pharmaceutical and biotechnology industries Senior leadership roles  in drug development Eliot Forster CEO, PhD MBA 20+ years' experience in antibody engineering and drug discovery  Advanced novel platforms from inception to clinical proof of concept in oncology Neil Brewis CSO, PhD DSc Deep pharma and biotech experience

Four Differentiated Clinical Programs

Tetravalent Bispecific mAb²

Cyclic Dinucleotide

FS118

Overcoming and preventing CPI-treatment failures

LAG-3/PD-L1 DUAL INHIBITOR

- Ongoing PoC trial in head & neck PD-1 acquired resistance patients
- Expanding into CPI-naïve settings
- Update on PoC trial in mid-2022



FS222

Improving outcomes in PD-L1 low tumors

CD137(4-1BB) STIMULATOR/PD-L1 INHIBITOR

- Ongoing Phase 1 trial in solid tumors
- Differentiated patient selection biomarker strategy
- Clinical Update H2 2021



FS120

Improving CPI and chemotherapy outcomes

CONDITIONAL OX40/CD137 (4-1BB) DUAL STIMULATOR

- Ongoing Phase 1 trial in solid tumors
- MSD clinical supply agreement in place for pembrolizumab
- Update on accelerated dose titration in H2 2021



SB 11285

Improving CPI outcomes

2ND GENERATION STING AGONIST

- Ongoing monotherapy and PD-L1 combination trial
- SB 11285 +/- atezolizumab is well tolerated to date across all dose levels tested
- Update on continued dose escalation mid-2020



CPI = Checkpoint Inhibitor

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Anticipated Future Data Milestones



SB 11285
Ph 1a/b including Tecentriq® combination update
FS222
Safety update to support initiation of PK/PD expansion cohorts
FS222
Update on dose escalation
SB 11285
Update dose escalation
FS222
Safety, biomarker and preliminary efficacy data
FS120
Update on combination cohorts
H2 2021
H1 2022
H2 2022
H1 2023
H2 2023
FS120
Agreement with MSD for supply of Keytruda®
STING Antagonist
Licence agreement with AstraZeneca
FS120
Update on accelerated dose titration
FS118
Update on Ph 2 PoC trial in PD-(L)1 acquired resistance patients
FS120
Safety & biomarker update & initiation of Keytruda® cohorts
FS118
Completion of PoC trial
FS118
Update on CPI-naïve trial

Ongoing additional external clinical validation expected from third parties

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FS118 Overcoming and preventing CPI-treatment failures LAG-3 PD-L1

FS118: Profound Inhibition through LAG-3 Shedding

"LAG-3 is now reported as the third checkpoint target validated in large pivotal trial....."

Analyst

"Given the uncertainty over LAG-3 ligands and coverage of blocking epitopes, cleavage is one way to ensure antagonism of all LAG-3 – ligand interactions."

Analyst



FS118 Differentiated Mechanism
Activated T cell
LAG-3
FS118
PD-L1
Tumor cell
PD-L1 driven LAG-3 shedding & removal of LAG-3 from cell surface
PD-L1 driven LAG-3 shedding
APC
MHC I
MHC II
PD-1
TCR
Activated T cell
MHC II
Tumor cell
PD-L1 driven LAG-3 shedding
Tumor cell death

FS118: potent dual antagonist which induces LAG-3 shedding

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Building Opportunity - Expanding FS118 Clinical Strategy FS118 overcomes Acquired Resistance to PD-1 blockade by inducing LAG-3 shedding while inhibiting PD-L1 FS118 avoids resistance to PD-1 blockade by preventing LAG-3 upregulation while inhibiting PD-L1 Hypotheses CPI naïve Post PD-1 CPI-naïve, PD-1 sensitive tumors (biomarker enriched NSCLC & DLBCL) Acquired resistance (Head and Neck) Rescuing PD-1 treatment failures Superior to PD-1 alone Potential Clinical Outcomes Direct registration path Value Market expansion into earlier lines of therapy

FS118 Global Clinical Development Plan

Post PD-(L)1	PD-1 relapsed	CPI naive
Ph I: First in Human	**Ph 2: PD-1 Resistant SCCHN (Biomarker enriched)**	**Ph 2: Basket Study (Biomarker enriched)**
Monotherapy dose escalation	Proof of concept	Dose expansion
Complete	On-going	Planned
n = 43 Heavily pre-treated all comers	*n* = ~35	*n* = 60+
Safety, RP2D, Biomarkers	Disease Control Rate, Overall Response Rate	Overall Response Rate, Duration of Response
Confidence to launch Phase 2 proof of concept trial	**Patient stratification to enable moving to rapid registration pathway**	**Preventing resistance in PD-1 sensitive patients**
	Update Mid-2022	**Start H2 2021**

- Well tolerated up to 20 mg/kg with RP2D of 10 mg/kg
- Clinical benefit observed in tumors co-expressing LAG-3/PD-L1
- 59% DCR in PD-(L)1 acquired resistant patients
- Potent novel anti-LAG-3 mechanism leading to prolonged increased levels of soluble LAG-3 & increases in immune cells

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CD137 PD-L1 FS222 Improving outcomes in PD-L1 low tumors

FS222 outperforms other bispecifics in multiple human primary immune cell assays Ref: Lakins et al, FS222, a Tetravalent Bispecific Antibody Targeting CD137 and PD-L1, is Designed for Optimal CD137 Interactions Resulting in Potent T cell Activation Without Toxicity, AACR 2021 Tetravalent bispecific (FS222) versus Heterodimeric bispecific Human Primary CD4 Activation Assay Human Primary CD8 Activation Assay Tetravalency Drives Potent Activity of FS222 Without “Hook” Effect

FS222 Phase 1 Study Design: Seamless & Adaptive

PART A

Dose escalation & PK/PD expansion — On-going

n = ~50

Safety, PK/PD, Biomarkers

Confidence to proceed to indication specific expansion

Update late 2021

PART B

Cohort expansion — Planned

n = 25+	Colorectal
n = 25+	Ovarian
n = 25+	NSCLC (biomarker selected)
n = 25+	*Not disclosed*

Overall Response Rate, Duration of Response

Proof of concept

Update H1 2022

PART C

Combination cohorts — Planned

n = TBD

Indications and combination molecules based on results from part B

Overall Response Rate, Duration of Response

Proof of concept

Initiate H2 2022

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OX40 CD137  FS120 Improving CPI and chemotherapy outcomes

CONFIDENTIAL FS120 Has a Differentiated Mechanism with Broad Potential For Combination Improving anti-tumor immune response by “Triple Activation”*: Activates CD8+ and NK effector cells Increases CD4+ cell helper activity Destabilizes Tregs FS120 + anti-PD-1 combination FS120 + chemotherapy combination * in preclinical models

FS120: Phase 1 Study Design

PART A

Monotherapy dose escalation — On-going

n = 40+

Safety, PK/PD, Biomarkers

Determination of pharmacologically active dose

Update Q3 2021

PART B

PD-1 combo dosing frequency and dose escalation — Planned

n = ~30

Safety, PK/PD, Biomarkers

Select FS120 dose in combination with pembrolizumab dose regimen

Initiate 2022

PART C

Combination dose expansion — Planned

n = 25+ NSCLC (subset)

n = 25+ Head & Neck

n = 25+ Bladder

Overall Response Rate, Duration of Response

Proof of concept

Initiate 2024

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STING agonist SB 11285 Improving CPI outcomes

SB 11285 Phase 1 Study Design

PART 1a

Monotherapy dose escalation — Complete

n = 20

Safety, Biomarkers

Confidence to initiate combination dose escalation

PART 1b

PD-L1 combo dose escalation — Complete

n = 13

Safety, Biomarkers

Confidence to continue combination dose escalation

Continued Dose Escalation

Dose escalation — On-going

n = 20+

Safety, Biomarkers, RP2D

Determination of maximum tolerated dose and biomarkers in monotherapy and PD-L1 combination

PART 2

Dose expansion — Planned

- *n* = 20 Melanoma
- *n* = 20 HNSCC
- *n* = 20 Basket (PD-L1 Naïve and Relapsed/ Refractory)

Overall Response Rate, Confirmation of RP2D

- SB 11285 appears well tolerated alone and with atezolizumab across all dose levels
- Heavily pre-treated tumors with some evidence of disease control
- PK profile aligns with likely immune cell uptake
- Biomarker data encourages further dose escalation

Update mid-2022

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Anticipated Future Data Milestones


SB 11285
Ph 1a/b including Tecentriq® combination update
FS222
Safety update to support initiation of PK/PD expansion cohorts
FS222
Update on dose escalation
SB 11285
Update dose escalation
FS222
Safety, biomarker and preliminary efficacy data
FS120
Update on combination cohorts
H2 2021
H1 2022
H2 2022
H1 2023
H2 2023
FS120
Agreement with MSD for supply of Keytruda®
STING Antagonist
Licence agreement with AstraZeneca
FS120
Update on accelerated dose titration
FS118
Update on Ph 2 PoC trial in PD-(L)1 acquired resistance patients
FS120
Safety & biomarker update & initiation of Keytruda® cohorts
FS118
Completion of PoC trial
FS118
Update on CPI-naïve trial

Ongoing additional external clinical validation expected from third parties

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CONFIDENTIAL FSTX – A Stellar Outlook Four ongoing programs with multiple clinical data readouts in next 24 months Continued validation of platform & pipeline through big pharma alliances Strong balance sheet and support from top-tier biotech investors © 2020 F-star. All rights reserved

CONFIDENTIAL F-star Potential Next Generation Immunotherapies

Thank you.

Platform: Designing Fcabs: well-expressed and stable high affinity antigen-binding Fc fragments. DOI: 10.1093/protein/gzx042 Generation of Fcabs targeting human and murine LAG-3 as building blocks for novel bispecific antibody therapeutics. DOI:10.1016/j.ymeth.2018.09.003. Bispecific antibodies: a mechanistic review of the pipeline. DOI: 10.1038/s41573-019-0028 FS118: Kraman et al, Clinical Cancer Research, (2020) DOI:10.1158/1078-0432.CCR-19-3548 FS120 Gaspar et al, Cancer Immunology Research, (2020) DOI: 10.1158/2326-6066.CIR-19-0798 FS222 Lakins et al, Clinical Cancer Research, (2020): DOI: 10.1158/1078-0432.CCR-19-2958 References

Bispecific Differentiation Through Crosslinking, Clustering and Conditionality



	F-star mAb²	Traditional Antibody	Antibody Combination	Heterodimeric Bispecific Antibody	Alternative Scaffold Bispecific	Fragment Bispecific incl BITEs
Bispecific **crosslinking**	🟢	🔴	🔴	🟢	🟢	🟢
Conditional activity	🟢	🔴	🔴	🟢	🟢	🟢
Tetravalent **clustering**	🟢	🔴	🔴	🔴	🟡	🔴
IgG-like structure	🟢	🟢	🟢	🟡	🔴	🔴

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FS118: Lead LAG-3 x PD-L1 Bispecific

Format	LAG-3 asset	Company	Anti-PD-(L)1 combination	Lead indications	Most Advanced Phase
LAG-3 x PD-(L)1	FS118 (LAG-3 x PD-L1)	F-star (FSTX)	-	SCCHN CPI naïve	Ph 2
	Tebotelimab (LAG-3 x PD-1)	MacroGenics	-	Gastric Cancer, Gastroesophageal Junction Cancer	Ph 2/3
	RO7247669 (LAG-3 x PD-1)	Roche	-	Melanoma, NSCLC, ESCC, Liver Cancers	Ph 2
	EMB-02 (LAG-3 x PD-1)	Epimab	-	Advanced Solid Tumors	Ph 1/2
	IBI-323 (LAG-3 x PD-L1)	Innovent Biologics	-	Advanced malignancies	Ph 1
LAG-3 x CTLA-4	XmAb22841 (LAG-3 x CTLA-4)	Xencor	+ pembrolizumab	Melanoma, HCC, Urothelial Carcinoma, SCCHN, RCC, CRC, NSCLC, Gastric cancers, others	Ph 1
LAG-3 mAb	Relatlimab aka BMS-986016	Bristol Myers Squibb	+ nivolumab	Melanoma	Ph 2/3, Ph 3 planned
	Fianlimab	Regeneron	+ cemiplimab	Melanoma	Ph 2, Ph 3 planned
	Favezelimab	Merck	+ pembrolizumab	MSS-CRC	Ph 2, Ph 3 planned
	Ieramilimab	Novartis	+ spartalizumab	TNBC, Melanoma	Ph 2
	BI-754111	Boehringer Ingelheim	+ ezabenlimab	GEJ, GEC, MSS CRC, pMMR /MSS Endometrial cancer, metastatic tumours with resistance to PD-(L)1	Ph 2
	LBL-007	Leads Biolabs	+ Toripalimab	Advanced Melanoma	Ph 1
	IBI-110	Innovent Biologics	+ sintilimab	Solid tumors, lymphoma	Ph 1
	Sym022	Servier (Symphogen)	+ Sym021	Solid tumors	Ph 1
	INCAGN02385	Incyte	+ INCMGA00012	Melanoma	Ph 1
	GSK-4074386	GlaxoSmithKline	+ dostarlimab	Solid tumors	Ph 1
	SHR-1802	Jiangsu HengRui Medicine	-	Malignant tumors	Ph 1

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